UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________________

Date of Report (Date of earliest event reported): July 27, 2005

SLADE'S FERRY BANCORP.
(Exact name of registrant as specified in its charter)

Massachusetts	000-23904	04-3061936
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Slade's Ferry Avenue, PO Box 390, Somerset, Massachusetts 02726
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (508) 675-2121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD

On July 27, 2005, the Registrant presented at the Keefe, Bruyette & Woods Honor Roll & Sixth Annual Community Bank Investor Conference. A copy of the Registrant's presentation materials for the conference appearing as Exhibit 99.1 is furnished and not filed pursuant to Regulation FD. The presentation is available as a webcast on July 28, 2005, and 60 days thereafter, at http://www.kbw.com/conferences.htm

Item 9.01 Financial Statements and Exhibits

(c)	The following exhibit is furnished with this report:

	Exhibit No.	Description

	99.1	Regulation FD materials.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLADES FERRY BANCORP.

(Registrant)

	By:	/s/ Deborah A. McLaughlin

	Name:	Deborah A. McLaughlin
	Title:	Executive Vice President/Chief Financial Officer/ and Chief Operating Officer

Date: July 27, 2005

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Regulation FD materials.

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